UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the approximate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-12
HEARTLAND OIL AND GAS CORP. (Name of Registrant as Specified In Its Charter)
not applicable (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

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HEARTLAND OIL AND GAS CORP.
#1500 - 885 West Georgia Street
Vancouver, British Columbia V6C 3E8

NOTICE OF SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER ____, 2003

TO THE HOLDERS OF COMMON SHARES OF
HEARTLAND OIL AND GAS CORP.

The special meeting of the shareholders of Heartland Oil and Gas Corp. will be held at #800-885 West Georgia St., Vancouver, British Columbia, on December ___, 2003, at 10:00 am local time, for the purposes of approving an amendment to our Articles of Incorporation for the amendment of our authorized share capital to authorize the issuance of up to 5,000,000 shares of preferred stock, par value of $0.001 per share (the "Preferred Shares"), for which the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of the Preferred Shares.

The record date for our special meeting is September 15, 2003. Only shareholders of record at the close of business on September 15, 2003 are entitled to notice of, and to vote at, our special meeting, and any adjournment or postponement of our special meeting.

Our board of directors hopes that you will find it convenient to attend our special meeting in person, but whether or not you attend, please complete, sign, date and return the enclosed Form of Proxy immediately to ensure that your common shares are represented at our special meeting. Returning your proxy does not deprive you of the right to attend our special meeting and vote your common shares in person.

PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors

/s/ Richard Coglon
Richard Coglon
President and Chief Executive Officer
November 21, 2003

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PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
OF HEARTLAND OIL AND GAS CORP.
DECEMBER _____, 2003

Heartland Oil and Gas Corp.
#1500 - 885 West Georgia Street
Vancouver, British Columbia V6C 3E8

The accompanying Form of Proxy is solicited on behalf of the board of directors of Heartland Oil and Gas Corp., to be used at our special meeting to be held at #800-885 West Georgia Street, Vancouver, British Columbia, on December ____, 2003, at 10:00 am local time. This proxy statement, accompanying Form of Proxy and Notice of Meeting are first being mailed to shareholders on or about November ____, 2003 .

We will bear the expense of this solicitation. In addition to solicitation by use of the mails, certain of our directors, officers and regular employees may solicit the return of proxies by telephone, facsimile or other means. Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of stock held of record by such persons. Our transfer agent, Registrar and Transfer Company of 10 Commerce Drive, Cranford, New Jersey 07016, has agreed to assist us in the tabulation of proxies and the counting of votes at our special meeting. All of a shareholder's common shares registered in the same name will be represented by one proxy.

AMENDMENT TO ARTICLES OF INCORPORATION

On August 29, 2003, our Board of Directors unanimously approved the amendment to our Articles of Incorporation for the amendment of our authorized share capital to authorize the issuance of the Preferred Shares, for which the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of the Preferred Shares.

Subsequent to our Board of Directors' approval of the creation of the Preferred Shares, on September 15, 2003, the holders of 58% of the outstanding shares of our corporation gave us their written consent to the creation of the Preferred Shares. However, pursuant to the requirements of the Securities Exchange Act of 19934 and Regulation 14A promulgated thereunder, we are requesting that those shareholders also complete and return the enclosed Form of Proxy.

Our Board of Directors approved the alteration of our authorized share capital for the creation of the Preferred Shares in order to enhance our corporation's ability to attract future financing to develop and operate our business.

The proposed Articles of Amendment to our Articles of Incorporation are attached hereto as Appendix A. The Articles of Amendment will become effective when they are filed with the Nevada Secretary of State. We anticipate that such filing will occur immediately following the special meeting.

WHO CAN VOTE

Only shareholders of record as of the close of business on September 15, 2003 are entitled to notice of and to vote at our special meeting. As of September 15, 2003, there were 24,268,321 common shares in the capital of our company issued and outstanding owned by approximately 138 shareholders of record. We have no other voting securities outstanding. Each shareholder of record on September 15, 2003 (the "Record Date") is entitled to one vote for each common share held.

HOW YOU CAN VOTE

Common shares cannot be voted at our special meeting unless the holder of record is present in person or by proxy. A shareholder may appoint a person to represent him/her at our special meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to any one of: our transfer agent, Registrar and Transfer Company, 10

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Commerce Drive, Cranford, New Jersey, 07016, facsimile: 908.497.2310, our office, #1500 - 885 West Georgia Street, Vancouver, BC V6C 3E8, facsimile: 604.638.3524 or our attorneys, Clark, Wilson, 800 - 885 West Georgia Street, Vancouver, BC V6C 3H1, facsimile: 604.687.6314. All shareholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax, after reviewing the information contained in this proxy statement. Valid proxies will be voted at our special meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

The common shares represented by the proxy will be voted as directed in the proxy, but if no direction is given and the proxy is validly executed, the proxy will be voted FOR the amendment to the Articles of Incorporation for the amendment of our authorized share capital to authorize the issuance of the Preferred Shares. If any other matters properly come before our special meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgement.

QUORUM

A quorum of shareholders is necessary to take action at our special meeting. A majority of the outstanding shares present in person or represented by proxy as at September 15, 2003 will constitute a quorum for the transaction of business at our special meeting. However, if a quorum is not present, a majority of the shares represented at our special meeting have the power to adjourn the meeting until a quorum is present. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of common shares present at our special meeting for quorum purposes but will not be counted as votes cast on any matter presented at our special meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR SPECIAL MEETING. IF YOU PLAN TO ATTEND OUR SPECIAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (REGISTRAR AND TRANSFER COMPANY) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

REVOCATION OF PROXIES

You may revoke your proxy at any time prior to the start of our special meeting in three ways:

1. by delivering a written notice of revocation to Richard Coglon, the President & Chief Executive Officer of our company, at #1500 - 885 West Georgia Street, Vancouver, British Columbia, V6C 3E8;

2. by submitting a duly executed proxy bearing a later date; or

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3. by attending our special meeting and expressing the desire to vote your common shares in person (attendance at our special meeting will not in and of itself revoke a proxy).

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement, since January 1, 2003, being the commencement of our last completed financial year, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1. any director or officer of our company;

2. any proposed nominee for election as a director of our company; and

3. any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed below in the section entitled "Voting Securities and Principal Holders Thereof". To our knowledge, no director has advised that he intends to oppose the increase in authorized capital as more particularly described herein.

PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, we had a total of 24,268,321 shares of common stock ($0.001 par value per common share) issued and outstanding.

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock, as well as by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Richard L. Coglon 5548 Parthenon Place West Vancouver, BC Canada V7W 2V7	850,000 (2)	3.50%
Donald Sharpe Suite 1320, 925 West Georgia Street Vancouver, BC, Canada V6C 1G8	525,000(3)	2.16%
Robert Knight 114 W. Magnolia Street, Suite 446 Bellingham, WA 98225	125,000 (4)	*
Randall Buchamer Suite 1500, 885 West Georgia Street Vancouver, BC V6C 3E8	54,500 (5)	*
Michael Bodino Suite 1500, 885 West Georgia Street Vancouver, BC V6C 3E8	50,000 (6)	*
Directors and Executive Officers as a Group	1,604,500	6.61%

*Less than 1%.

(1) Based on 24,268,321 shares of common stock issued and outstanding as of September 15, 2003. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2) Includes options to acquire an aggregate of 500,000 shares of common stock, exercisable within sixty days.

(3) Includes options to acquire an aggregate of 175,000 shares of common stock, exercisable within sixty days.

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(4) 50,000 of these shares of common stock are held by Knight Financial Ltd., a company wholly-owned by Robert Knight. Also includes options to acquire an aggregate of 75,000 shares of common stock exercisable within sixty days.

(5) Includes options to acquire an aggregate of 50,000 shares of common stock exercisable within sixty days.

(6) Includes options to acquire an aggregate of 50,000 shares of common stock exercisable within sixty days

REGISTRAR AND TRANSFER AGENT

Our registrar and transfer agent is Registrar and Transfer Company All completed Forms of Proxy should be returned to any one of: our transfer agent, Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey, 07016, facsimile: 908.497.2310, our office, #1500 - 885 West Georgia Street, Vancouver, BC V6C 3E8, facsimile: 604.638.3524, or our attorneys, Clark, Wilson, 800 - 885 West Georgia Street, Vancouver, BC V6C 3H1, facsimile: 604.687.6314.

Except for the above-noted matters, our board of directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their good judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors

/s/ Richard Coglon
Richard Coglon
President and Chief Executive Officer

Dated: November 21, 2003

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APPENDIX "A"

CERTIFICATE OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
HEARTLAND OIL AND GAS CORP.

Pursuant to the provisions of NRS 78.385 and 78.390 Nevada Revised Statutes, this Nevada profit corporation adopts the following articles of amendment to its articles of incorporation:

1. The Articles have been amended as follows (provide article numbers if available):

ARTICLE IV. STOCK

The Capital Stock shall consist of 100,000,000 shares of common stock, $0.001 par value, all of which stock shall be entitled to voting power, and 5,000,000 shares of preferred stock, $0.001 par value. To the fullest extent permitted by the laws of the State of Nevada (currently set forth in NRS 78.195 and 78.1955), as the same now exists or may hereafter be amended or supplemented, the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of capital stock of the Corporation. The Corporation may issue the shares of stock for such consideration as may be fixed by the Board of Directors.

3. The vote by which the shareholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater portion of the voting power as may be required in the case of a vote by classes or Class, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is _______%.*

4. Signatures

______________________________________
Richard Coglon, President and Director

This instrument was acknowledged before me on _________, 2003, by RICHARD COGLON, known or proved to be the person executing the above instrument.

_______________________________________
Notary Public

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or Class of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or Class affected by the amendment regardless of limitations or restrictions on the voting power thereof.

PROXY

Special meeting of the Shareholders of HEARTLAND OIL AND GAS CORP. (the "Company"), to be held at #800-885 West Georgia Street, Vancouver, British Columbia, on December ___, 2003, at ten o'clock in the forenoon. This Form of Proxy is solicited on behalf of the board of directors of Heartland Oil and Gas Corp.

Proposals (For full details of each item, please see the enclosed Notice of Meeting and Proxy Statement).

The undersigned shareholder of the Company hereby appoints Richard Coglon, the President and a Director of the Company, or failing this person, Robert Knight, the Chief Financial Officer, Secretary and a Director of the Company, or in the place of the foregoing,

__________________________, (Print the Name) as proxyholder for and on behalf of the shareholder with the power of substitution to attend, act and vote for and on behalf of the shareholder in respect of all matters that may properly come before the special meeting of the Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned shareholder were present at the special meeting, or any adjournment thereof.

The shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the shareholder as specified herein. If no choice is specified with respect to any of the matters to be acted upon, then this proxy contains discretionary authority with respect to such matters, which will be voted "FOR".

		For	Against	Abstain
1.

To approve the amendment to our Articles of Incorporation for the amendment of our authorized share capital to authorize the issuance of up to 5,000,000 shares of preferred stock, par value of $0.001 per share (the "Preferred Shares"), for which the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of the Preferred Shares.

		_____	_____	_____

In their discretion, the persons named above are authorized to vote upon such other business as may properly come before the meeting.
The undersigned shareholder hereby revokes any proxy previously given to attend and vote at the special meeting.
SIGN HERE:
Please Print Name:
Date:
THIS PROXY MAY NOT BE VALID UNLESS IT IS SIGNED AND DATED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1. This Proxy is solicited by the Management on behalf of the Board of Directors of the Company.

2. This form of proxy ("Form of Proxy") may not be valid unless it is signed by the shareholder or by his attorney duly authorized by him in writing, or, in the case of a corporation, by a duly authorized officer or representative of the Company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the Form of Proxy so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the special meeting, must accompany the Form of Proxy.

3. If this Form of Proxy is not dated in the space provided, authority is hereby given by the shareholder for the proxyholder to date this proxy on the date on which it is received by Registrar and Transfer Company.

4. A shareholder who wishes to attend the special meeting and vote on the proposals in person, may do so as follows:

(a) If the shareholder is registered as such on the books of the Company, simply register the shareholder's attendance with the scrutineers at the special meeting.

(b) If the securities of a shareholder are held by a financial institution, (i) cross off the management appointees' names and insert the shareholder's name in the blank space provided; (ii) indicate a voting choice for each proposal or, alternatively, leave the choices blank if you wish not to vote until the special meeting; and (iii) sign, date and return the Form of Proxy to the financial institution or its agent. At the special meeting, a vote will be taken on each of the proposals set out on this Form of Proxy and the shareholder's vote will be counted at that time.

5. A shareholder who is not able to attend the special meeting in person but wishes to vote on the proposals, may do either of the following:

(a) To appoint one of the management appointees named on the Form of Proxy, leave the wording appointing a nominee as is, and simply sign, date and return the Form of Proxy. Where no choice is specified by a shareholder with respect to a proposal set out on the Form of Proxy, a management appointee acting as proxyholder will vote the securities as if the shareholder had specified an affirmative vote.

(b) To appoint another person, who need not be a shareholder of the Company, to vote according to the shareholder's instructions, cross off the management appointees' names and insert the shareholder's appointed proxyholder's name in the space provided, and then sign, date and return the Form of Proxy. Where no choice is specified by the shareholder with respect to a proposal set out on the Form of Proxy, this Form of Proxy confers discretionary authority upon the shareholder's appointed proxyholder.

6. The securities represented by this Form of Proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any poll of a proposal that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Form of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the proposals set out on the Form of Proxy or matters which may properly come before the special meeting as the proxyholder in its sole discretion sees fit.

7. If a registered shareholder has returned the Form of Proxy, the shareholder may still attend the special meeting and may vote in person should the shareholder later decide to do so. However, to do so, the shareholder must record his/her attendance with the scrutineers at the special meeting and revoke the Form of Proxy in writing.

To be represented at the special meeting, this Form of Proxy must be RECEIVED at the office of "REGISTRAR AND TRANSFER COMPANY" "HEARTLAND OIL AND GAS CORP. " OR "CLARK, WILSON" by mail or by fax at least 24 hours prior to the scheduled time of the special meeting or any adjournment thereof.

The mailing address of REGISTRAR AND TRANSFER COMPANY is
10 Commerce Drive, Cranford, New Jersey, 07016, and its fax number is 908.497.2310.

The mailing address of HEARTLAND OIL AND GAS CORP. is
#1500 - 885 West Georgia Street, Vancouver, BC V6C 3E8, and its fax number is 604.638.3524

The mailing address of CLARK, WILSON is
800 - 885 West Georgia Street, Vancouver, BC V6C 3H1, and its fax number is 604.687.6314